SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 5, 2004

GLOBAL EPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-21738	33-0423037
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

339 SOUTH CHERYL LANE, CITY OF INDUSTRY, CALIFORNIA	91789
(Address of Principal Executive Offices)	(Zip Code)

(909) 869-1688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 5, 2004, Global ePoint, Inc. (the “Company”) completed the private placement sale of convertible preferred stock and common stock purchase warrants to three equity funds managed by Mercator Advisory Group, LLC, of Los Angeles, California. The gross proceeds to the Company were $5.5 million. The preferred stock is initially convertible into common shares at $4.55 per share. In the event of any conversions of the preferred stock after the 120th day from the closing date, if the market price of the Company’s common stock is less than $4.76, then the conversion price applicable to that particular conversion shall be adjusted to a price that shall equal eighty-five percent (85%) of the market price on such conversion date; provided, that, in no event shall the adjusted conversion price be less than $3.00 per share. In addition to the preferred stock, the Company issued warrants to purchase 330,000 shares of common stock at an exercise price of $4.76 per share. The exercise price of the warrants are not subject to adjustment other than customary anti-dilution adjustments.

On August 9, 2004, the Company issued a press release, entitled “Global ePoint Completes $5,500,000 Equity Private Placement”, announcing the private placement. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 3.1	Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock of Global ePoint, Inc.

Exhibit 10.1	Subscription Agreement by and among Global ePoint, Inc. and Mercator Advisory Group LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd.

Exhibit 10.2	Registration Rights Agreement by and among Global ePoint, Inc. and Mercator Advisory Group LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd.

Exhibit 10.3	[Form of] Warrant to Purchase Common Stock granted to Mercator Advisory Group LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd.

Exhibit 99.1	Press Release dated August 10, 2004, entitled “Global ePoint Completes $5,500,000 Equity Private Placement.”

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

GLOBAL EPOINT, INC.

Date: August 11, 2004	By:	/s/ Toresa Lou
Toresa Lou
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Certificate of Designations of Preferences and Rights of Series A Convertible Preferred Stock of Global ePoint, Inc.

Exhibit 10.1	Subscription Agreement by and among Global ePoint, Inc. and Mercator Advisory Group LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd.

Exhibit 10.2	Registration Rights Agreement by and among Global ePoint, Inc. and Mercator Advisory Group LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd.

Exhibit 10.3	[Form of] Warrant to Purchase Common Stock granted to Mercator Advisory Group LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP and Monarch Pointe Fund, Ltd

Exhibit 99.1	Press Release dated August 10, 2004, entitled “Global ePoint Completes $5,500,000 Equity Private Placement.”